UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2011

CALYPSO WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-08497	13-5671924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4801 Woodway Dr., Suite 300E, Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 936-3560

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On June 7, 2011 the Securities and Exchange Commission issued an Order of Suspension of Trading pursuant to Section 12(k) of the Securities Exchange Act of 1934 temporarily suspending trading in the Registrant's common stock for the period 9:30 Eastern Daylight Savings Time on June 7, 2011 through 11:59 p.m. eastern daylight savings time on June 20, 2011.  Pursuant to Rule 15c2-11 of the Exchange Act, at the termination of the trading suspension, no quotation may be entered by brokers or dealers unless and until they have complied with all of the provisions of the rule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CALYPSO WIRELESS, INC.

DATED: June 7, 2011	By:	/s/ Cristian C. Turrini
Cristian C. Turrini
Chairman, CEO & President